SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2012

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54621	27-1488943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr., San Diego, CA 92121

(Address and zip code of principal executive offices)

(858) 550-9994

(Registrant’s telephone number, including area code)

5871 Oberlin Drive, Suite 150, San Diego, CA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On July 30, 2012, Organovo Holdings, Inc. announced that Keith Murphy, the Company’s Chief Executive Officer, will present at RetailInvestorConferences.com on August 2, 2012 at 12:00 p.m. (Eastern). To access the live webcast through the internet, log onto www.retailinvestorconferences.com. The webcast will be available for replay using that same link for 90 days.

A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press Release, dated July 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: July 31, 2012	By:	/s/ Barry Michaels
	Name:	Barry Michaels
	Title:	Chief Financial Officer

Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 30, 2012.

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